SUPPLEMENT TO THE PROSPECTUSES
                                  OF
                  EVERGREEN SELECT STRATEGIC GROWTH FUND
                   EVERGREEN SELECT EQUITY INDEX FUND
                            (THE "FUNDS")

        The prospectuses of the Funds, dated November 1, 1998, are hereby supplemented to reflect the following edits to the section entitled "Portfolio Managers" under "Fund Organization and Service Providers."

Evergreen Select
Strategic Growth Fund

David M. Chow has managed the Strategic Growth Fund since September 1998. Mr. Chow has over 4 years of investment experience. He is currently responsible for portfolio management, risk management, and quantitative research. Prior to joining First Capital Group in September 1994, he served as portfolio manager for FUNB's First Investment Advisors servicing high net worth for individuals from September 1993 to September 1994. In addition to being a Chartered Financial Analyst, Mr. Chow is a member of the NC Society of Financial Analysts.

Evergreen Select
Equity Index Fund


Eric M. Teal has managed the Equity Index Fund since December 1998. Mr. Teal, Vice President and quantitative equity analyst, joined FUNB in September 1993 and currently heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He also manages Evergreen Select Diversified Value Fund and is responsible for risk analysis and quantitative management for other Evergreen Select Equity Funds.


January 4, 1999